UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                              WASHINGTON, DC 20549


                                    FORM 8-K


                                 CURRENT REPORT
   PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES AND EXCHANGE ACT OF 1934


        Date of Report (Date of earliest reported event): April 22, 2004


                                    YP CORP.
               (Exact name of registrant as specified in charter)



          NEVADA                     000-24217            85-0206668
(State or other jurisdiction        (Commission         (IRS Employer
      of Incorporation)             File Number)      Identification No.)


4840 EAST JASMINE STREET, SUITE 105, MESA, ARIZONA          85205
(Address of principal executive offices)                  (Zip Code)


       Registrant's telephone number, including area code:  (480) 654-9646

                                  YP.NET, INC.

                                  (Former Name)


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                               ITEM 7.  EXHIBITS.


----------------------------------------------------------
EXHIBIT NO.  ITEM
-----------  ----
----------------------------------------------------------
99.1         Press  Release,  dated  April  22,  2004,
             announcing the release of its enhanced search
             engine.
----------------------------------------------------------


ITEM  9.  REGULATION  FD  DISCLOSURE

On April 22, 2004, The Company announced, via a press release, that it has released a new version of its YP.Com Web site that is faster, smarter, more useful and more technically advanced. A copy of the press release is attached as Exhibit 99.1.


                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                           YP  CORP.


Date:  April 22, 2004                      /s/  ANGELO  TULLO
                                           ------------------------------
                                           Angelo Tullo,
                                           Chief Executive Officer


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